UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2014

First Midwest Bancorp, Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois (Address of principal executive offices)		60143 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 8.01 Other Event

On April 23, 2014, First Midwest Bancorp, Inc. (the “Company”) issued a press release announcing that its wholly-owned subsidiary, First Midwest Bank, entered into a definitive purchase and assumption agreement dated as of April 22, 2014 to acquire the Chicago area banking operations of Banco Popular North America (doing business as Popular Community Bank), which is a subsidiary of Popular, Inc. This press release, dated April 23, 2014, is attached to this report as Exhibit 99.1.
The information set forth in this Current Report on Form 8-K (including the information in Exhibit 99.1 attached hereto) is being furnished to the Securities and Exchange Commission and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

The following Exhibit is furnished with this Current Report on Form 8-K.

(d) Exhibits.

99.1     Press Release issued by First Midwest Bancorp, Inc. dated April 23, 2014.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: April 28, 2014	/s/ NICHOLAS J CHULOS
Nicholas J. Chulos Executive Vice President, Corporate Secretary, and General Counsel